UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2023

Aditxt, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39336	82-3204328
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

737 N. Fifth Street, Suite 200 Richmond, VA 23219
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 870-1200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	ADTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Asset Purchase Agreement

On December 17, 2023, Aditxt, Inc., a Delaware corporation (the “Company”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Pearsanta, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Pearsanta”) and MDNA Life Sciences, Inc., a Delaware corporation (“MDNA”), pursuant to which Pearsanta will acquire certain intellectual property and other specified assets relating to MDNA’s early cancer detection platform. The consideration for the transaction consists of: (i) an upfront working capital payment of $500,000 (the “Upfront Working Capital Payment”), which is payable upon the satisfaction of certain conditions set forth in the Purchase Agreement, (ii) a working capital payment at closing of $500,000, (iii) 50,000 shares of the Company’s common stock, par value $0.001 per share (the “Company Common Stock”), (iv) warrants to purchase 50,000 shares of Company Common Stock exercisable for a term of 5 years at an exercise price equal to the opening price per share of the Company Common Stock as of the closing date, and (v) 5,000 shares of Series A Preferred Stock, par value $0.001 per share (the “Pearsanta Preferred Stock”), provided, however, that if the value of such Pearsanta Preferred Stock, on an as-converted basis, at the time of the pricing of the Pearsanta common stock in connection with the sale of shares of Pearsanta common stock to the public in a firm-commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended does not equal $25,000,000, an additional amount of Pearsanta Preferred Stock (“Additional Pearsanta Preferred Stock”) so that the sum of the value of the Pearsanta Preferred Stock plus the Additional Pearsanta Preferred Stock (if any) shall equal $25,000,000. The Pearsanta Preferred Stock shall have such rights, powers, and preferences as set forth in the form of Certificate of Designation of Series A Preferred Stock, the form of which is attached as Exhibit D to the Purchase Agreement.

The Purchase Agreement contains customary representations and warranties and covenants by each party. The obligations of the Company to consummate the closing of the transactions contemplated by the Asset Purchase Agreement (the “Closing”) are subject to the satisfaction or waiver, at or prior to the closing of certain conditions, including but not limited to, the following:

(i)	the completion of a debt or equity financing by the Company and/or Pearsanta resulting in gross proceeds of not less than $10 million;

(ii)	delivery by MDNA of all Transaction Documents (as defined in the Purchase Agreement); and

(iii)	Satisfactory completion of due diligence.

Closing Conditions

The obligations of the Company to consummate the Closing are subject to the satisfaction or waiver, at or prior to the closing of certain conditions, including but not limited to, the completion by the Company and/or Pearsanta of financing sufficient to satisfy its obligations under the Agreement.

The obligations of MDNA to consummate the Closing  are subject to the satisfaction or waiver, at or prior to the closing of certain conditions, including but not limited to, the following:

(i)	all outstanding convertible notes of MDNA shall have been converted into common stock of MDNA;

(ii)	the execution and delivery by the Company and Pearsanta of a transition services agreement; and

(iii)	the payment of the Upfront Working Capital Payment by December 31, 2023.

Covenants

The Merger Agreement contains various customary covenants, including but not limited to, covenants with respect to the conduct of MDNA’s business prior to the earlier of the closing (the “Closing”) or the termination of the Agreement. MDNA has also agreed not to (a) solicit proposals relating to alternative transactions or (b) enter into discussions or negotiations in connection with any proposal for an alternative transaction from a third party

Termination

The Agreement may be terminated at any time prior to the consummation of the Closing by mutual written consent of the Company and MDNA. MDNA may terminate the Agreement at any time prior to the consummation of the Closing if (i) the Company has not made the Upfront Working Capital Payment by December 31, 2023, and (ii) the execution by the Company and Pearsanta of a transition services agreement.

Effect of Termination

If the Agreement is terminated, the Agreement will become void, and there will be no liability under the Agreement on the part of any party thereto.

A copy of the Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Agreement and the transactions contemplated thereby is incomplete and is subject to, and qualified in its entirety by, reference to the actual agreement. The Agreement and other agreements described below have been included as exhibits to this Current Report on Form 8-K to provide security holders with information regarding their terms. They are not intended to provide any other factual information about the Company, Pearsanta or MDNA. In particular, the assertions embodied in representations and warranties by the Company, Pearsanta and MDNA contained in the Agreement were made as of a specified date, are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement, including being qualified by confidential information in the disclosure letters provided by the parties in connection with the execution of the Agreement, and are subject to standards of materiality applicable to the contractive parties that may differ from those applicable to security holders. The confidential disclosures contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Agreement. Moreover, certain representations and warranties in the Agreement were used for the purpose of allocating risk between the parties, rather than establishing matters as facts. Accordingly, security holders should not rely on the representations and warranties in the Agreement as characterizations of the actual state of facts about the Company, Pearsanta or MDNA. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the “safe harbor “provisions under the United States Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this Current Report on Form 8-K, including statements regarding the Company’s, Pearsanta’s or MDNA’s future results of operations and financial position are forward-looking statements. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “target,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of the respective management teams of the Company, Pearsanta and MDNA and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company, Pearsanta and MDNA.

These forward-looking statements are subject to a number of risks including, but not limited to, the following risks relating to the proposed transactions: (1) the risk that the proposed transactions may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s securities; (2) the failure to satisfy the conditions to the Closing (3) the ability to realize the anticipated benefits of the proposed transactions; and (4) other risks and uncertainties indicated from time to time in the Company’s public filings with the SEC. If any of these risks materialize or the Company’s, Pearsanta’s and MDNA’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and other documents we filed, or will file, including the proxy statement/prospectus, with the SEC. There may be additional risks that neither the Company, Pearsanta nor MDNA presently know, or that the Company, Pearsanta or MDNA currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s, Pearsanta’s and MDNA’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. The Company, Pearsanta and MDNA anticipate that subsequent events and developments will cause the Company’s, Pearsanta’s and MDNA’s assessments to change. However, while the Company, Pearsanta and MDNA may elect to update these forward-looking statements at some point in the future, the Company, Pearsanta and MDNA specifically disclaim any obligation to do so, except as otherwise required by law. These forward-looking statements should not be relied upon as representing the Company’s and MDNA’s assessments of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
2.1 †	Asset Purchase Agreement by and among Aditxt, Inc., Pearsanta, Inc. and MDNA Life Sciences, Inc. dated as of December 17, 2023
104	Cover Page Interactive Data File (embedded within the XBRL document)

†	Certain of the schedules (and/or exhibits) have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule (and/or exhibit) will be furnished to the SEC upon request

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aditxt, Inc.

Date: December 21, 2023	By:	/s/ Amro Albanna
	Name:	Amro Albanna
	Title:	Chief Executive Officer